UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):      JULY 17, 2003
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                  1-13926                  76-0321760
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:           (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Press release dated July 17, 2003


ITEM 9.  REGULATION FD DISCLOSURE
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         The following disclosure is being furnished pursuant to Item 12
("Results of Operations and Financial Condition") of Form 8-K.

         The information set forth in the press release issued by Diamond Offshore Drilling, Inc. announcing financial results for the fiscal quarter ended June 30, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND OFFSHORE DRILLING, INC.


                                          By: /s/ William C. Long
                                             -----------------------------------
                                             William C. Long
                                             Vice President, General Counsel &
                                             Secretary

Dated:  July 17, 2003


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
                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release dated July 17, 2003










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